SEGMENT INFORMATION
Unaudited
(Dollars in Millions)
	Three Months Ended June 30, 2023
	Industrial Powertrain Solutions	Power Efficiency Solutions	Automation & Motion Control	Industrial Systems	Total Regal Rexnord
Net Sales	$698.7	$460.1	$473.1	$136.7	$1,768.6
Adjusted Net Sales	$698.7	$460.1	$473.1	$136.7	$1,768.6

GAAP Income from Operations	40.2	59.8	48.6	3.0	151.6
GAAP Operating Margin %	5.8%	13.0%	10.3%	2.2%	8.6%
Adjusted Income from Operations	81.2	70.5	68.2	5.5	225.4
Adjusted Operating Margin %	11.6%	15.3%	14.4%	4.0%	12.7%
Adjusted EBITDA	164.7	85.8	119.5	9.7	379.7
Adjusted EBITDA Margin %	23.6%	18.6%	25.3%	7.1%	21.5%

PRO FORMA SEGMENT INFORMATION
Unaudited
(Dollars in Millions)
	Three Months Ended March 31, 2023
	Industrial Powertrain Solutions	Power Efficiency Solutions	Automation & Motion Control	Industrial Systems	Total Regal Rexnord
Pro Forma Net Sales	$648.9	$469.5	$419.8	$137.0	$1,675.2
Pro Forma Adjusted Net Sales	$648.9	$469.5	$419.8	$137.0	$1,675.2

Pro Forma GAAP Income from Operations	30.0	45.4	12.3	2.8	90.5
Pro Forma GAAP Operating Margin %	4.6%	9.7%	2.9%	2.0%	5.4%
Pro Forma Adjusted Income from Operations	75.2	50.1	36.9	5.1	167.3
Pro Forma Adjusted Operating Margin %	11.6%	10.7%	8.8%	3.7%	10.0%
Pro Forma Adjusted EBITDA	159.6	64.4	93.9	9.2	327.1
Pro Forma Adjusted EBITDA Margin %	24.6%	13.7%	22.4%	6.7%	19.5%

PRO FORMA SEGMENT INFORMATION
Unaudited
(Dollars in Millions)
	Three Months Ended December 31, 2022
	Industrial Powertrain Solutions	Power Efficiency Solutions	Automation & Motion Control	Industrial Systems	Total Regal Rexnord
Pro Forma Net Sales	$651.6	$495.5	$431.4	$135.6	$1,714.1
Pro Forma Adjusted Net Sales	$651.6	$495.5	$431.4	$135.6	$1,714.1

Pro Forma GAAP Income from Operations	55.8	65.6	39.9	6.5	167.8
Pro Forma GAAP Operating Margin %	8.6%	13.2%	9.2%	4.8%	9.8%
Pro Forma Adjusted Income from Operations	81.1	75.1	52.7	10.9	219.8
Pro Forma Adjusted Operating Margin %	12.4%	15.2%	12.2%	8.0%	12.8%
Pro Forma Adjusted EBITDA	155.2	89.2	102.9	14.7	362.0
Pro Forma Adjusted EBITDA Margin %	23.8%	18.0%	23.9%	10.8%	21.1%

PRO FORMA SEGMENT INFORMATION
Unaudited
(Dollars in Millions)
	Three Months Ended September 30, 2022
	Industrial Powertrain Solutions	Power Efficiency Solutions	Automation & Motion Control	Industrial Systems	Total Regal Rexnord
Pro Forma Net Sales	$653.7	$569.1	$420.8	$148.0	$1,791.6
Pro Forma Adjusted Net Sales	$653.7	$569.1	$420.8	$148.0	$1,791.6

Pro Forma GAAP Income from Operations	77.7	70.9	36.9	11.8	197.3
Pro Forma GAAP Operating Margin %	11.9%	12.5%	8.8%	8.0%	11.0%
Pro Forma Adjusted Income from Operations	86.1	79.7	47.5	14.0	227.3
Pro Forma Adjusted Operating Margin %	13.2%	14.0%	11.3%	9.5%	12.7%
Pro Forma Adjusted EBITDA	163.2	94.3	95.4	17.6	370.5
Pro Forma Adjusted EBITDA Margin %	25.0%	16.6%	22.7%	11.9%	20.7%

PRO FORMA SEGMENT INFORMATION
Unaudited
(Dollars in Millions)
	Three Months Ended June 30, 2022
	Industrial Powertrain Solutions	Power Efficiency Solutions	Automation & Motion Control	Industrial Systems	Total Regal Rexnord
Pro Forma Net Sales	$675.0	$595.4	$439.3	$137.8	$1,847.5
Pro Forma Adjusted Net Sales	$675.0	$595.4	$439.3	$137.8	$1,847.5

Pro Forma GAAP Income from Operations	72.8	86.0	37.1	17.9	213.8
Pro Forma GAAP Operating Margin %	10.8%	14.4%	8.4%	13.0%	11.6%
Pro Forma Adjusted Income from Operations	78.7	86.3	49.2	18.1	232.3
Pro Forma Adjusted Operating Margin %	11.7%	14.5%	11.2%	13.1%	12.6%
Pro Forma Adjusted EBITDA	159.3	100.2	99.9	21.9	381.3
Pro Forma Adjusted EBITDA Margin %	23.6%	16.8%	22.7%	15.9%	20.6%

PRO FORMA SEGMENT INFORMATION
Unaudited
(Dollars in Millions)
	Three Months Ended March 31, 2022
	Industrial Powertrain Solutions	Power Efficiency Solutions	Automation & Motion Control	Industrial Systems	Total Regal Rexnord
Pro Forma Net Sales	$668.2	$567.2	$442.8	$130.7	$1,808.9
Net Sales from Businesses Divested/to be Exited(a)	—	—	(40.1)	—	$(40.1)
Pro Forma Adjusted Net Sales	$668.2	$567.2	$402.7	$130.7	$1,768.8

Pro Forma GAAP Income from Operations	55.2	104.4	36.9	6.9	203.4
Pro Forma GAAP Operating Margin %	8.3%	18.4%	8.3%	5.3%	11.2%
Pro Forma Adjusted Income from Operations	73.5	104.7	39.1	7.0	224.3
Pro Forma Adjusted Operating Margin %	11.0%	18.5%	9.7%	5.4%	12.7%
Pro Forma Adjusted EBITDA	151.7	119.8	89.4	11.1	372.0
Pro Forma Adjusted EBITDA Margin %	22.7%	21.1%	22.2%	8.5%	21.0%

(a) This represents Altra's Jacobs Vehicle Systems net sales, which was sold in April 2022.

PRO FORMA ORGANIC SALES GROWTH
(Dollars in Millions)	Three Months Ended June 30, 2023
	Industrial Powertrain Solutions	Power Efficiency Solutions	Automation & Motion Control	Industrial Systems	Total Regal Rexnord
Net Sales Three Months Ended Jun 30, 2023	$698.7	$460.1	$473.1	$136.7	$1,768.6
Impact from Foreign Currency Exchange Rates	2.0	3.3	5.0	2.7	13.0
Pro Forma Organic Sales Three Months Ended Jun 30, 2023	$700.7	$463.4	$478.1	$139.4	$1,781.6

Pro Forma Net Sales Three Months Ended Jun 30, 2022	$422.1	$595.4	$194.1	$137.8	$1,349.4
Pro Forma Net Sales from Businesses Acquired	252.9	—	245.2	—	498.1
Pro Forma Adjusted Net Sales Three Months Ended Jun 30, 2022	$675.0	$595.4	$439.3	$137.8	$1,847.5

Three Months Ended Jun 30, 2023 Pro Forma Organic Sales Growth %(a)	0.6%	(22.2)%	4.0%	1.2%	(5.7)%
Three Months Ended Jun 30, 2023 Pro Forma Net Sales Growth %(a)	0.3%	(22.7)%	2.9%	(0.8)%	(6.4)%

(a) Growth rates for Industrial Powertrain Solutions, Automation & Motion Control, and Total Regal Rexnord are adjusted to normalize the impact of reporting an immaterial amount of Altra’s sales for the first quarter of 2023 within the Regal Rexnord second quarter of 2023 results, which occurred due to transaction close timing.

PRO FORMA ORGANIC SALES GROWTH
(Dollars in Millions)	Three Months Ended March 31, 2023
	Industrial Powertrain Solutions	Power Efficiency Solutions	Automation & Motion Control	Industrial Systems	Total Regal Rexnord
Net Sales Three Months Ended Mar 31, 2023	$414.4	$469.5	$203.2	$137.0	$1,224.1
Net Sales from Businesses Acquired	234.5	—	216.6	—	451.1
Impact from Foreign Currency Exchange Rates	13.2	7.6	9.5	4.2	34.5
Pro Forma Organic Sales Three Months Ended Mar 31, 2023	$662.1	$477.1	$429.3	$141.2	$1,709.7

Net Sales Three Months Ended Mar 31, 2022	$416.3	$567.2	$184.3	$130.7	$1,298.5
Net Sales from Businesses Acquired(a)	251.9	—	218.4	—	470.3
Pro Forma Adjusted Net Sales Three Months Ended Mar 31, 2022	$668.2	$567.2	$402.7	$130.7	$1,768.8

Three Months Ended Mar 31, 2023 Pro Forma Organic Sales Growth %(b)	2.3%	(15.9)%	11.9%	8.0%	(0.9)%
Three Months Ended Mar 31, 2023 Pro Forma Net Sales Growth %(b)	0.4%	(17.2)%	9.5%	4.8%	(2.9)%

(a) Excludes the revenues from Altra's Jacobs Vehicle Systems business, which was sold in April 2022.
(b) Growth rates for Industrial Powertrain Solutions, Automation & Motion Control, and Total Regal Rexnord are adjusted to normalize the impact of reporting an immaterial amount of Altra’s sales for the first quarter of 2023 within the Regal Rexnord second quarter of 2023 results, which occurred due to transaction close timing.

PRO FORMA ORGANIC SALES GROWTH
(Dollars in Millions)	Three Months Ended December 31, 2022
	Industrial Powertrain Solutions	Power Efficiency Solutions	Automation & Motion Control	Industrial Systems	Total Regal Rexnord
Net Sales Three Months Ended Dec 31, 2022	$412.3	$495.5	$201.3	$135.6	$1,244.7
Net Sales from Businesses Acquired	239.3	—	230.1	—	469.4
Impact from Foreign Currency Exchange Rates	(27.6)	(13.1)	(16.9)	(6.5)	(64.1)
Pro Forma Organic Sales Three Months Ended Dec 31, 2022	$624.0	$482.4	$414.5	$129.1	$1,650.0

Net Sales Three Months Ended Jan 1, 2022	$363.4	$522.9	$198.2	$132.1	$1,216.6
Net Sales from Businesses Acquired	232.9	—	236.9	—	469.8
Pro Forma Adjusted Net Sales Three Months Ended Jan 1, 2022	$596.3	$522.9	$435.1	$132.1	$1,686.4

Three Months Ended Dec 31, 2022 Pro Forma Organic Sales Growth %	4.6%	(7.7)%	(4.7)%	(2.3)%	(2.2)%
Three Months Ended Dec 31, 2022 Pro Forma Net Sales Growth %	9.3%	(5.2)%	(0.9)%	2.6%	1.6%

PRO FORMA ORGANIC SALES GROWTH
(Dollars in Millions)	Three Months Ended September 30, 2022
	Industrial Powertrain Solutions	Power Efficiency Solutions	Automation & Motion Control	Industrial Systems	Total Regal Rexnord
Net Sales Three Months Ended Sep 30, 2022	$415.6	$569.1	$192.6	$148.0	$1,325.3
Net Sales from Businesses Acquired	238.1	—	228.2	—	466.3
Impact from Foreign Currency Exchange Rates	(30.2)	(12.1)	(15.5)	(5.6)	(63.4)
Pro Forma Organic Sales Three Months Ended Sep 30, 2022	$623.5	$557.0	$405.3	$142.4	$1,728.2

Net Sales Three Months Ended Oct 2, 2021	$168.5	$537.1	$54.9	$132.2	$892.7
Net Sales from Businesses Acquired(a)	459.8	—	337.0	—	796.8
Pro Forma Adjusted Net Sales Three Months Ended Oct 2, 2021	$628.3	$537.1	$391.9	$132.2	$1,689.5

Three Months Ended Sep 30, 2022 Pro Forma Organic Sales Growth %	(0.8)%	3.7%	3.4%	7.7%	2.3%
Three Months Ended Sep 30, 2022 Pro Forma Net Sales Growth %	4.0%	6.0%	7.4%	12.0%	6.0%

(a) Includes Rexnord PMC and Altra net sales.

PRO FORMA ORGANIC SALES GROWTH
(Dollars in Millions)	Three Months Ended June 30, 2022
	Industrial Powertrain Solutions	Power Efficiency Solutions	Automation & Motion Control	Industrial Systems	Total Regal Rexnord
Net Sales Three Months Ended Jun 30, 2022	$422.1	$595.4	$194.1	$137.8	$1,349.4
Net Sales from Businesses Acquired	252.9	—	245.2	—	498.1
Impact from Foreign Currency Exchange Rates	(23.5)	(8.5)	(12.0)	(3.5)	(47.5)
Pro Forma Organic Sales Three Months Ended Jun 30, 2022	$651.5	$586.9	$427.3	$134.3	$1,800.0

Net Sales Three Months Ended Jul 3, 2021	$174.5	$526.6	$57.9	$127.9	$886.9
Net Sales from Businesses Acquired(a)	461.4	—	351.8	—	813.2
Pro Forma Adjusted Net Sales Three Months Ended Jul 3, 2021	$635.9	$526.6	$409.7	$127.9	$1,700.1

Three Months Ended Jun 30, 2022 Pro Forma Organic Sales Growth %	2.5%	11.5%	4.3%	5.0%	5.9%
Three Months Ended Jun 30, 2022 Pro Forma Net Sales Growth %	6.2%	13.1%	7.2%	7.7%	8.7%

(a) Includes Rexnord PMC and Altra net sales.

PRO FORMA ORGANIC SALES GROWTH
(Dollars in Millions)	Three Months Ended March 31, 2022
	Industrial Powertrain Solutions	Power Efficiency Solutions	Automation & Motion Control	Industrial Systems	Total Regal Rexnord
Net Sales Three Months Ended Mar 31, 2022	$416.3	$567.2	$184.3	$130.7	$1,298.5
Net Sales from Businesses Acquired(a)	251.9	—	218.4	—	470.3
Impact from Foreign Currency Exchange Rates	(13.1)	(3.3)	(6.0)	(1.4)	(23.8)
Pro Forma Organic Sales Three Months Ended Mar 31, 2022	$655.1	$563.9	$396.7	$129.3	$1,745.0

Net Sales Three Months Ended Mar 31, 2021	$165.4	$476.1	$50.6	$122.0	$814.1
Net Sales from Businesses Acquired(b)	443.0	—	293.7	—	736.7
Pro Forma Adjusted Net Sales Three Months Ended Mar 31, 2021	$608.4	$476.1	$344.3	$122.0	$1,550.8

Three Months Ended Mar 31, 2022 Pro Forma Organic Sales Growth %	7.7%	18.4%	15.2%	6.0%	12.5%
Three Months Ended Mar 31, 2022 Pro Forma Net Sales Growth %	9.8%	19.1%	17.0%	7.1%	14.1%

(a) Excludes the revenues from Altra's Jacobs Vehicle Systems business, which was sold in April 2022.
(b) Includes Rexnord PMC and Altra net sales. Excludes net sales from Altra's Jacobs Vehicle Systems business, which was sold in April 2022.

PRO FORMA NET INCOME TO ADJUSTED EBITDA
Unaudited
(Dollars in Millions)

	Three Months Ended				Year Ended	Three Months Ended
	Mar 31, 2022	Jun 30, 2022	Sep 30, 2022	Dec 31, 2022	Dec 31, 2022	Mar 31, 2023	Jun 30, 2023(a)
Pro Forma Net Income	$86.9	$76.5	$71.6	$42.3	$277.3	$(37.6)	$33.2
Plus: Income Taxes	24.8	42.9	22.4	(2.1)	88.0	4.5	9.9
Plus: Interest Expense	94.2	98.6	106.6	128.6	428.0	127.7	116.4
Less: Interest Income	(1.1)	(0.8)	(1.3)	(2.0)	(5.2)	(2.7)	(5.1)
Plus: Depreciation	48.0	49.1	45.1	47.6	189.8	46.0	47.6
Plus: Amortization	88.1	87.3	86.4	86.9	348.7	87.1	89.4
Pro Forma EBITDA	340.9	353.6	330.8	301.3	1,326.6	225.0	291.4
Plus: Transaction and Related Costs	3.2	4.9	0.9	30.1	39.1	69.8	11.3
Plus: Inventory Step Up	4.2	14.6	(3.5)	—	15.3	—	44.1
Plus: Share-Based Compensation Expense	10.2	9.2	9.7	8.7	37.8	25.3	14.5
Plus: Restructuring and Related Costs	17.4	(0.6)	29.6	19.1	65.5	7.6	16.0
Plus: Impairments and Exit Related Costs	6.1	2.2	3.0	2.8	14.1	—	2.4
Less: Gain on Sale of Assets	(0.7)	(2.6)	—	—	(3.3)	(0.6)	—
Less: Jacobs Vehicle Systems Adjusted EBITDA	(9.3)	—	—	—	(9.3)	—	—
Pro Forma Adjusted EBITDA	$372.0	$381.3	$370.5	$362.0	$1,485.8	$327.1	$379.7

(a) The information for the three-months ended June 30, 2023 is consistent with the information presented in the Company's Current Report on Form 8-K filed on August 1, 2023 for the second quarter 2023 financial results.

ADJUSTED EBITDA	Three Months Ended June 30, 2023
(Dollars in Millions)	Industrial Powertrain Solutions	Power Efficiency Solutions	Automation & Motion Control	Industrial Systems	Total Regal Rexnord
GAAP Income from Operations	$40.2	$59.8	$48.6	$3.0	$151.6
Transaction and Related Costs	6.5	—	3.0	1.8	11.3
Inventory Step Up	31.6	—	12.5	—	44.1
Restructuring and Related Costs	2.6	10.7	2.0	0.7	16.0
Impairments and Exit Related Costs	0.3	—	2.1	—	2.4
Adjusted Income from Operations	$81.2	$70.5	$68.2	$5.5	$225.4

Amortization	$51.7	$2.1	$35.4	$0.2	$89.4
Depreciation	22.7	9.7	12.2	3.0	47.6
Share-Based Compensation Expense	8.0	2.8	3.0	0.7	14.5
Other Income, Net	1.1	0.7	0.7	0.3	2.8
Adjusted EBITDA	$164.7	$85.8	$119.5	$9.7	$379.7

GAAP Operating Margin %	5.8%	13.0%	10.3%	2.2%	8.6%
Adjusted Operating Margin %	11.6%	15.3%	14.4%	4.0%	12.7%
Adjusted EBITDA Margin %	23.6%	18.6%	25.3%	7.1%	21.5%

PRO FORMA ADJUSTED EBITDA	Three Months Ended March 31, 2023
(Dollars in Millions)	Industrial Powertrain Solutions	Power Efficiency Solutions	Automation & Motion Control	Industrial Systems	Total Regal Rexnord
Pro Forma GAAP Income from Operations	$30.0	$45.4	$12.3	$2.8	$90.5
Transaction and Related Costs	43.1	—	24.6	2.1	69.8
Inventory Step Up	—	—	—	—	—
Restructuring and Related Costs	2.1	4.7	0.6	0.2	7.6
Impairments and Exit Related Costs	—	—	—	—	—
Gain on Sale of Assets	—	—	(0.6)	—	(0.6)
Pro Forma Adjusted Income from Operations	$75.2	$50.1	$36.9	$5.1	$167.3

Amortization	$50.4	$2.1	$34.4	$0.2	$87.1
Depreciation	21.2	9.6	11.9	3.3	46.0
Share-Based Compensation Expense	12.3	2.0	10.5	0.5	25.3
Other Income, Net	0.5	0.6	0.2	0.1	1.4
Pro Forma Adjusted EBITDA	$159.6	$64.4	$93.9	$9.2	$327.1

Pro Forma GAAP Operating Margin %	4.6%	9.7%	2.9%	2.0%	5.4%
Pro Forma Adjusted Operating Margin %	11.6%	10.7%	8.8%	3.7%	10.0%
Pro Forma Adjusted EBITDA Margin %	24.6%	13.7%	22.4%	6.7%	19.5%

PRO FORMA ADJUSTED EBITDA	Three Months Ended December 31, 2022
(Dollars in Millions)	Industrial Powertrain Solutions	Power Efficiency Solutions	Automation & Motion Control	Industrial Systems	Total Regal Rexnord
Pro Forma GAAP Income from Operations	$55.8	$65.6	$39.9	$6.5	$167.8
Transaction and Related Costs	14.5	—	9.3	3.3	27.1
Inventory Step Up	—	—	—	—	—
Restructuring and Related Costs	9.9	9.5	1.6	1.1	22.1
Impairments and Exit Related Costs	0.9	—	1.9	—	2.8
Gain on Sale of Assets	—	—	—	—	—
Pro Forma Adjusted Income from Operations	$81.1	$75.1	$52.7	$10.9	$219.8

Amortization	$49.3	$2.0	$35.4	$0.2	$86.9
Depreciation	21.9	9.4	13.2	3.1	47.6
Share-Based Compensation Expense	3.7	2.1	2.5	0.4	8.7
Other Income, Net	(0.8)	0.6	(0.9)	0.1	(1.0)
Pro Forma Adjusted EBITDA	$155.2	$89.2	$102.9	$14.7	$362.0

Pro Forma GAAP Operating Margin %	8.6%	13.2%	9.2%	4.8%	9.8%
Pro Forma Adjusted Operating Margin %	12.4%	15.2%	12.2%	8.0%	12.8%
Pro Forma Adjusted EBITDA Margin %	23.8%	18.0%	23.9%	10.8%	21.1%

PRO FORMA ADJUSTED EBITDA	Three Months Ended September 30, 2022
(Dollars in Millions)	Industrial Powertrain Solutions	Power Efficiency Solutions	Automation & Motion Control	Industrial Systems	Total Regal Rexnord
Pro Forma GAAP Income from Operations	$77.7	$70.9	$36.9	$11.8	$197.3
Transaction and Related Costs	0.5	—	0.4	—	0.9
Inventory Step Up	(3.5)	—	—	—	(3.5)
Restructuring and Related Costs	8.4	8.8	10.2	2.2	29.6
Impairments and Exit Related Costs	3.0	—	—	—	3.0
Gain on Sale of Assets	—	—	—	—	—
Pro Forma Adjusted Income from Operations	$86.1	$79.7	$47.5	$14.0	$227.3

Amortization	$50.6	$2.1	$33.5	$0.2	$86.4
Depreciation	21.5	9.5	11.2	2.9	45.1
Share-Based Compensation Expense	4.2	2.4	2.7	0.4	9.7
Other Income, Net	0.8	0.6	0.5	0.1	2.0
Pro Forma Adjusted EBITDA	$163.2	$94.3	$95.4	$17.6	$370.5

Pro Forma GAAP Operating Margin %	11.9%	12.5%	8.8%	8.0%	11.0%
Pro Forma Adjusted Operating Margin %	13.2%	14.0%	11.3%	9.5%	12.7%
Pro Forma Adjusted EBITDA Margin %	25.0%	16.6%	22.7%	11.9%	20.7%

PRO FORMA ADJUSTED EBITDA	Three Months Ended June 30, 2022
(Dollars in Millions)	Industrial Powertrain Solutions	Power Efficiency Solutions	Automation & Motion Control	Industrial Systems	Total Regal Rexnord
Pro Forma GAAP Income from Operations	$72.8	$86.0	$37.1	$17.9	$213.8
Transaction and Related Costs	2.7	—	2.2	—	4.9
Inventory Step Up	10.3	—	4.3	—	14.6
Restructuring and Related Costs	(4.5)	0.3	3.4	0.2	(0.6)
Impairments and Exit Related Costs	—	—	2.2	—	2.2
Gain on Sale of Assets	(2.6)	—	—	—	(2.6)
Pro Forma Adjusted Income from Operations	$78.7	$86.3	$49.2	$18.1	$232.3

Amortization	$51.6	$2.1	$33.4	$0.2	$87.3
Depreciation	23.4	9.7	12.6	3.4	49.1
Share-Based Compensation Expense	4.1	1.5	3.6	—	9.2
Other Income, Net	1.5	0.6	1.1	0.2	3.4
Pro Forma Adjusted EBITDA	$159.3	$100.2	$99.9	$21.9	$381.3

Pro Forma GAAP Operating Margin %	10.8%	14.4%	8.4%	13.0%	11.6%
Pro Forma Adjusted Operating Margin %	11.7%	14.5%	11.2%	13.1%	12.6%
Pro Forma Adjusted EBITDA Margin %	23.6%	16.8%	22.7%	15.9%	20.6%

PRO FORMA ADJUSTED EBITDA	Three Months Ended March 31, 2022
(Dollars in Millions)	Industrial Powertrain Solutions	Power Efficiency Solutions	Automation & Motion Control	Industrial Systems	Total Regal Rexnord
Pro Forma GAAP Income from Operations	$55.2	$104.4	$36.9	$6.9	$203.4
Transaction and Related Costs	2.1	—	1.1	—	3.2
Inventory Step Up	1.8	—	2.4	—	4.2
Restructuring and Related Costs	14.4	1.0	1.9	0.1	17.4
Impairments and Exit Related Costs	—	—	6.1	—	6.1
Gain on Sale of Assets	—	(0.7)	—	—	(0.7)
Less: Jacobs Vehicle Systems Adjusted Income from Operations	—	—	(9.3)	—	(9.3)
Pro Forma Adjusted Income from Operations	$73.5	$104.7	$39.1	$7.0	$224.3

Amortization	$50.4	$2.2	$35.3	$0.2	$88.1
Depreciation	23.3	9.9	11.5	3.3	48.0
Share-Based Compensation Expense	4.1	2.4	3.2	0.5	10.2
Other Income, Net	0.4	0.6	0.3	0.1	1.4
Pro Forma Adjusted EBITDA	$151.7	$119.8	$89.4	$11.1	$372.0

Pro Forma GAAP Operating Margin %	8.3%	18.4%	8.3%	5.3%	11.2%
Pro Forma Adjusted Operating Margin %	11.0%	18.5%	9.7%	5.4%	12.7%
Pro Forma Adjusted EBITDA Margin %	22.7%	21.1%	22.2%	8.5%	21.0%